UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2016

Molycorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34827	27-2301797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Plaza Tower One, Suite 1610 6400 South Fiddlers Green Circle Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 843-8040

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02.                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2016, the employment of Kevin W. Johnson, the Executive Vice President and General Counsel of Molycorp, Inc., ceased pursuant to the terms of his employment agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.

	By:	/s/ Geoffrey R. Bedford
	Name:	Geoffrey R. Bedford
	Title:	President and Chief Executive Officer

Date: July 5, 2016